UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 26, 2023

THERAPEUTICSMD, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 26, 2023, TherapeuticsMD, Inc., a Nevada corporation (the “Company”), held its combined 2022 and 2023 Annual Meeting (the “Annual Meeting”). At the close of business on May 2, 2023, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 10,262,715 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. The holders of 6,051,149 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the stockholders of the Company considered and voted on proposals to: (1) elect four directors to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified; (2) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022; (3) approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter Amendment”), to increase the number of authorized shares of Common Stock from 12,000,000 shares to 32,000,000 shares; (4) approve, pursuant to Nasdaq Rules 5635(b) and 5635(d), the issuance of up to 5,000,000 shares of Common Stock to be sold in one or more private placements to Rubric Capital Management LP (“Rubric”) or one or more of its affiliates, under a subscription agreement with Rubric (the “Private Placement Proposal”); and (5) ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2023.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s Definitive Proxy Statement on Schedule 14A, filed with the United States Securities and Exchange Commission on May 17, 2023.

Proposal 1: All of the four nominees for the Company’s Board of Directors were elected to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Tommy G. Thompson	4,124,794	298,565	1,627,790
Cooper C. Collins	4,149,214	274,145	1,627,790
Gail K. Naughton, Ph.D.	4,153,469	269,890	1,627,790
Justin Roberts	4,085,664	337,695	1,627,790

Proposal 2: The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022, by the votes set forth in the table below:

For	Against	Abstain	Broker Non- Votes
4,007,930	317,286	98,143	1,627,790

Proposal 3: The Company’s stockholders approved the Charter Amendment, by the votes set forth in the table below:

For	Against	Abstain	Broker Non- Votes
5,431,781	595,133	24,235	0

Proposal 4: The Company’s stockholders approved the Private Placement Proposal, by the votes set forth in the table below:

For	Against	Abstain	Broker Non- Votes
4,178,998	238,644	5,717	1,627,790

Proposal 5: The Company’s stockholders ratified the appointment of Grant Thornton, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2023, by the votes set forth in the table below:

For	Against	Abstain	Broker Non- Votes
5,875,689	162,089	13,371	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023	THERAPEUTICSMD, INC.

/s/ Marlan Walker
Marlan Walker
Chief Executive Officer